                                                                    EXHIBIT 3.1

                           UNITED STATES OF AMERICA
                          THE STATE [SEAL] MICHIGAN
            MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
                              LANSING, MICHIGAN





This is to Certify that the Annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.









                                In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 27th day of April, 1998.

                                Julie Croll, Director

                         Corporation, Securities and Land Development Bureau


SEAL APPEARS ONLY ON ORIGINAL

     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                                (FOR BUREAU USE ONLY)

ADJUSTED PURSUANT TO                                  FILED
TELEPHONE AUTHORIZATION
                                                    OCT 10 1997


PH. 517-663-2525    Ref#76092                      Administrator
Attn: Cheryl J. Bixby             MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
MICHIGAN RUNNER SERVICE         CORPORATION SECURITIES & LAND DEVELOPMENT BUREAU
P.O. BOX 266                    EFFECTIVE DATE:
Eaton Rapids, MI. 48827-0266

Document will be returned to the name and address you enter above.


                                                                   500-580
                                                                  ---------

                          ARTICLES OF INCORPORATION
                   For use by Domestic Profit Corporations
           (Please read information and instructions on last page)


   Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

ARTICLE I

The name of the corporation is:  Production Acquisition Inc.

ARTICLE II

The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

ARTICLE III

The total authorized shares:

1. Common shares Class A   25,000
                 -----------------------------------------------------------
                 Class B  125,000
                 -----------------------------------------------------------

2. Preferred shares
                    ------------------------------------------------------

3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

   The total number of shares of stock which the Corporation is authorized to issue is One Hundred Fifty Thousand (150,000) shares, 25,000 shares of which shall be designated as the Class A Voting Common Capital Stock of the Corporation, and 125,000 shares of which shall be designated as the Class B Nonvoting Common Capital Stock of the Corporation. The Class A Voting Common Capital Stock and the Class B Nonvoting Common Capital Stock shall be identical in all respects, except that holders of the Class B Nonvoting Common Capital Stock have no voting power for any purpose whatsoever, and the holders of Class A Voting Common Capital Stock shall, to the exclusion of the holders of Class B Nonvoting Common Capital Stock, have full voting power for all purposes.



SEAL APPEARS ONLY ON ORIGINAL

ARTICLE IV

 1. The address of the current registered office is:

    200 TALON CENTRE,                   DETROIT     ,  MICHIGAN  48207
    ------------------------------------------------   ---------------------
    (Street Address)                    (City)         (State)   (Zip Code)

2.  The mailing address of the registered office, if different than above:

                                                       MICHIGAN   *
    ------------------------------------------------   ---------------------
    (Street Address)                    (City)         (State)   (Zip Code)

3.  The name of the resident agent at the registered office is:  WAYNE C. INMAN


ARTICLE V

The name(s) and address(es) of the incorporator(s) is (are) as follows:
                Name                       Residence or Business Address

RICHARD M. MIETTINEN,                   300 TALON CENTRE, DETROIT, MI  48207
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

SEAL APPEARS ONLY ON ORIGINAL

Use space below for additional Articles of for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.

ARTICLE VI:

        Each director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of the director's fiduciary duty as a director; provided, however, this Article does not eliminate or limit any liability a director may otherwise have for any of the following:

        (i) A breach of such director's duty of loyalty to the corporation or its shareholders;

        (ii) Acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

        (iii) A violation of Section 551(1) of the Michigan Business Corporation Act; or

        (iv) A transaction from which such director derived an improper personal benefit.

        Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

I (We), the incorporator(s) sign my (our) name(s) this 8th day of October, 1997.
                                                       ---        -------

                                                /s/ Richard M. Miettinen
--------------------------------                --------------------------------
                                                Richard M. Miettinen

--------------------------------                --------------------------------


--------------------------------                --------------------------------



SEAL APPEARS ONLY ON ORIGINAL

Date Received
Dec 05, 1997                            (FOR BUREAU USE ONLY)
                                                FILED

PH. 517-663-2525  Ref# 77347
Attn: Cheryl J. Bixby                       Dec 08, 1997
MICHIGAN RUNNER SERVICE
P.O. Box 266                               Administrator
Eaton Rapids, MI.  48827-0266     MI DEPT OF CONSUMER & INDUSTRY SERVICES
                              CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

                                        EFFECTIVE DATE:


Document will be returned to the name and address you enter above

                            CERTIFICATE OF MERGER
             FOR USE BY PARENT AND SUBSIDIARY PROFIT CORPORATIONS
           (Please read information and instructions on last page)
Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporations execute the following Certificate:

1. a. The name of each constituent corporation and its identification number is/are:

       Production Acquisition Inc.  500-580
       Production Stamping, Inc.    351-392

    b. The name of the surviving corporation and its identification number is:
       Production Acquisition Inc.   500-580

    c. For each subsidiary corporation, state:


                          Number of outstanding    Number of share owned by the
Number of corporation      shares in each class    parent corporation in each class
Production Stamping, Inc.    30,000 common         30,000 common
-------------------------    -------------         -------------------------------
-------------------------    -------------         -------------------------------
-------------------------    -------------         -------------------------------
-------------------------    -------------         -------------------------------
-------------------------    -------------         -------------------------------
-------------------------    -------------         -------------------------------











SEAL APPEARS ONLY ON ORIGINAL

d. The manner and basis of converting the shares of each constituent corporation is as follows:

     a. The issued and outstanding common stock of Production Stamping, Inc. shall be cancelled and retired, without conversion and no new shares of Production Acquisition Inc. shall be issued with respect thereto.

     b. All authorized shares of the common stock of Production Stamping, Inc., other than those which are issued and outstanding on the effective date hereof, shall be cancelled and retired, without conversion, and no new shares of Production Acquisition Inc. shall be issued with respect thereof.

     c. Each share of the common stock of Production Acquisition Inc. issued and outstanding on the effective date hereof shall remain outstanding without any change or alteration in the ownership, voting powers or other rights as set forth in the Articles of Incorporation of Production Acquisition Inc.



e. The amendments to the Articles of Incorporation of the surviving corporation to be effected by the merger are as follows:

     Article I
     The name of the corporation is:  Production Stamping, Inc.



f.   Other provisions with respect to the merger are as follows:

     N/A


SEAL APPEARS ONLY ON ORIGINAL

                              Signed this 26th day of Nov., 1997.
                                          ----        ----

                               PRODUCTION ACQUISITION INC.
                              --------------------------------------------------
                                          (Name of parent corporation)


                              By: WAYNE C. INMAN
                                  ----------------------------------------------
                                  (Only Signature of: President, Vice-President,
                                    Chairperson, Vice-Chairperson)

                                  WAYNE C. INMAN, VICE PRESIDENT
                              --------------------------------------------------
                                        (Type or Print Name and Title)


SEAL APPEARS ONLY ON ORIGINAL

     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU


Date Received           APR 09 1998            (FOR BUREAU USE ONLY)
                                                       FILED

                                                    APR 09 1998



Name    Linda M. Bierl, Legal Asst.                Administrator
Address Timmis & Inman                 MI DEPT OF CONSUMER & INDUSTRY SERVICES
        300 Talon Centre       CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

City        State     Zip      Expiration Date:  12-31-2003
   Detroit    MI     48207



DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE
                         CERTIFICATE OF ASSUMED NAME

 FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

        Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one below executes the following Certificate:

1. The true name of the corporation, limited partnership, or limited liability company is: PRODUCTION STAMPING, INC.

2. The identification number assigned by the Bureau is:  500-580
                                                        -----------------------

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

   350 Talon Centre     Detroit                         Michigan      48207
   ---------------------------------------------------------------------------
   (Street Address)     (City)                              (State)   (Zip Code)

4. The assumed name under which business is to be transacted is:

   TALON AUTOMOTIVE GROUP

   COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

                        Signed this 7th day of April, 1998
                                    -------    ------   --
                        By: Wayne C. Inman
                            ----------------------------------------------

                        Wayne C. Inman, Vice President
                        --------------------------------------------------
                        (Type or Print Name and Title


                        ---------------------------------------------------
                        Limited Partnerships Only - Indices Name of General Partner if a Corporation or Other Entity


SEAL APPEARS ONLY ON ORIGINAL

      MICIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                                (FOR BUREAU USE ONLY)

APR 24 1998                                    APR 24, 1998

Name  Linda M. Bierl, Legal Asst.
      Timmis & Inman L.L.P.
                                                Administrator
Address  300 Talon Centre
                                     MI DEPT OF CONSUMER & INDUSTRY SERVICES
City     State   Zip         CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
Detroit  MI      48207
                                                EFFECTIVE DATE: 4-28-98


Document will be returned to the name and address you enter above
                     CERTIFICATE OF MERGER/CONSOLIDATION
                 FOR USE BY DOMESTIC OR FOREIGN CORPORATIONS
           (Please read information and instructions on last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), and/or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.  The Plan of Merger (Consolidation) is as follows:  See attached Exhibit A.

    a. The name of each constituent corporation and its identification number is:

    J & R Manufacturing Inc., CID 418-827
    Hawthorne Metal Products Company, CID 610-836
    Production Stamping, Inc., CID 500-580

    b. The name of the surviving (new) corporation and its identification number is:

    Production Stamping, Inc., CID 500-580

    c. For each constituent stock corporation, state:



     Name of Corporation     Designation and number of             Indicate class or                Indicate class or
                             outstanding shares in each            series of shares                series entitled to
                                 class or series                   entitled to vote                 vote as a class
     J & R Manufacturing Inc.     Class A Voting, 50,000               Class A                             N/A

                                  Class B Non Voting, 50,000

     Hawthorne Metal              Class A Voting, 50,000               Class A                             N/A
     Products Company
                                  Class B Non-Voting, 50,00
     Production Stamping, Inc.    Class A Voting, 2,500                Class A                             N/A
                                  Class B Non Voting, 97,500


If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows: n/a


SEAL APPEARS ONLY ON ORIGINAL

d.   For each constituent nonstock corporation
     (i) If it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

     n/a

     (ii) if it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.

     n/a

e. The terms and conditions of the proposed merger (consolidation), including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving (consolidated) corporation, or into cash or other consideration, are as follows: See attached Exhibit A

f. If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

     See attached Exhibit A.

g.   Other provisions with respect to the merger (consolidation) are as follows:

     The Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any shareholder of any constituent corporation.

2.   (Complete this for any foreign corporation only)

     This merger (consolidation) is permitted by the laws of the State of Delaware the jurisdiction under which Hawthorne Metal Products Company
                                     (name of foreign corporation)

     is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

3. (Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt of this document in this office.)

     The merger (consolidation) shall be effective on the *28th day of April, 1998. at 10:01 a.m. Eastern Daylight Savings Time

4. The plan of merger was adopted by the Board of Directors of the following constituent corporations: Hawthorne Metal Products Company, J & R Manufacturing, Inc. and Production Stamping, Inc., and was approved by the shareholders of those corporations in accordance with Section 703a.



SEAL APPEARS ONLY ON ORIGINAL

                            Signed this * 23rd  day of April         , 1998
                                        -------        --------------     -----

                                    HAWTHORNE METAL PRODUCTS COMPANY
                            ---------------------------------------------------
                                        (Name of Corporation)


                            By:       /s/ David J. Woodward
                               ------------------------------------------------
                               (Only signature of: President, Vice President,
                                Chairperson or Vice-Chairperson)

                            * David J. Woodward, Vice President
                            -----------------------------------------------
                                          (Type or Print Name and Title)



                            Signed this * 23rd  day of April         , 1998
                                        --------       --------------     -----

                                            J & R MANUFACTURING INC.
                            ---------------------------------------------------
                                            (Name of Corporation)

                            By:      /s/ David J. Woodward
                               ------------------------------------------------
                               (Only signature of:  President, Vice-President,
                                Chairperson or Vice-Chairperson)

                            * David J. Woodward, Vice President
                            -----------------------------------------------
                                          (Type or Print Name and Title)



                            Signed this * 23rd  day of April         , 1998
                                        --------       --------------     -----

                                            PRODUCTION STAMPING, INC.
                            ---------------------------------------------------
                                            (Name of Corporation)

                            By:      /s/ David J. Woodward
                               ------------------------------------------------
                               (Only signature of:  President, Vice-President,
                                Chairperson or Vice-Chairperson)

                            * David J. Woodward, Vice President
                            -----------------------------------------------
                                          (Type or Print Name and Title)



                            SEAL APPEARS ONLY ON ORIGINAL

                                  EXHIBIT A



A. CONTINUATION OF ITEM 1(E):

        1. Conversion of Production Stamping, Inc. ("PSI") Stock:

                (a) Class A Common Stock. On the Effective Date, each share of the PSI Class A Common Stock outstanding on the Effective Date shall, by operation of law and by virtue of the Merger and without any action on the part of any person, be converted into .1 Class A Shares of PSI.

                (b) Class B Common Stock. On the Effective Date, each share of the PSI Class B Common Stock outstanding on the Effective Date shall, by operation of law and by virtue of the Merger and without any action on the part of any person, be converted into .1 Class B Shares of PSI.

        2. Conversion of Hawthorne Metal Products Company ("HAWTHORNE") Stock:

                (a) Class A Common Stock. On the Effective Date, each share of the HAWTHORNE Class A Common Stock outstanding on the Effective Date shall, by operation of law and by virtue of the Merger and without any action on the part of any person, be converted into .0365 Class A Shares of PSI and .694 Class B Shares of PSI.

                (b) Class B Common Stock. On the Effective Date, each share of the HAWTHORNE Class B Common Stock outstanding on the Effective Date shall, by operation of law and by virtue of the Merger and without any action on the part of any person, be converted into .730 Class B Shares of PSI.

        3. Conversion of J & R Manufacturing Inc. ("J & R") Stock:

                (a) Class A Common Stock. On the Effective Date, each share of the J & R Class A Common Stock outstanding on the Effective Date shall, by operation of law and by virtue of the Merger and without any action on the part of any person, be converted into .00002 Class A Shares of PSI.

                (b) Class B Common Stock. On the Effective Date, each share of the J & R Class B Common Stock outstanding on the Effective Date shall, by operation of law and by virtue of the Merger and without any action on the part of any person, be converted into .00002 Class B Shares of PSI.

        4. Cancellation of Authorized Shares. All authorized shares of HAWTHORNE Class A Common Stock, HAWTHORNE Class B Common Stock, J & R Class A Common Stock and J & R Class B Common Stock, other than those outstanding on the Effective Date, shall, by operation of law and by nature of the merger and without action on the part of any person, be


SEAL APPEARS ONLY ON ORIGINAL
canceled and retired, without conversion, and no new shares of the Surviving Corporation shall be issued with respect thereto.

     5. Any fractional shares resulting from the distribution of shares pursuant to Section 3.5 shall be rounded to the nearest whole number.

B. CONTINUATION OF ITEM 1(F):

          (a) Article I of such Articles of Incorporation shall be and the same hereby is amended and restated in its entirety to read as follows:

          Article I

          The name of the Corporation is TALON AUTOMOTIVE GROUP, INC.

          (b) Article III of such Articles of Incorporation shall be and the same hereby is amended and restated in its entirety to read as follows:

          Article III

          The total authorized shares:

          1.   Common shares (Class A)                         25,000

          2.   Common shares (Class B)                        250,000

          3.   Preferred shares                                  none

          A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

          The total number of shares of stock which the Corporation is authorized to issue is Two Hundred Seventy-five Thousand (275,000) shares, Twenty-five Thousand (25,000) shares of which shall be designated as the Class A Voting Common Capital Stock of the Corporation, and Two Hundred Fifty Thousand (250,000) shares of which shall be designated as the Class B Nonvoting Common Capital stock of the Corporation. The Class A Voting Common Capital Stock and the Class B Nonvoting Common Capital Stock shall be identical in all respects, except that holders of the Class B Nonvoting Common Capital Stock shall have no voting power for any purpose whatsoever, and the holders of Class A Voting Common Capital Stock shall, to the exclusion of the holders of Class B Nonvoting Common Capital Stock, have full voting power for all purposes.




SEAL APPEARS ONLY ON ORIGINAL

       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

     Date Received 988B#34650407 ORG&FI $125.00    (FOR BUREAU USE ONLY)

      APR 24 1998                                         FILED
   Name    Linda M. Bierl, Legal Asst.                 APR 24 1998
           Timmis & Inman L.L.P.                      Administrator
   Address                               MI DEPT OF CONSUMER & INDUSTRY SERVICES
           300 Talon Centre                   CORPORATION, SECURITIES & LAND
                                                     DEVELOPMENT BUREAU
   City       State         Zip
   Detroit       MI             48207           EFFECTIVE DATE: 4-28-98

Document will be returned to the name and address vou enter above

                          CERTIFICATE OF SHARE EXCHANGE
       FOR USE BY DOMESTIC PROFIT OR FOREIGN ACQUIRING PROFIT CORPORATIONS
            (Please read information and instructions on last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), the undersigned corporation executes the following Certificate:

1. a. The name of each corporation whose shares will be acquired and its identification number is:

      VS Holdings Inc.                                 418-825
      ----------------------------------               -----------------
      *
      ----------------------------------      -----------------

   b. The name of the acquiring corporation and its identification number is:

      Talon Automotive Group, Inc.                     500-580
      -----------------------------------------        -----------------

2. The manner and basis of exchanging the shares to be acquired as set forth in the plan of exchange:

              (a) On the Effective Date, the holders of the outstanding shares of the capital stock of VS Holdings Inc. Class A Common Stock (the "VS Class A Shareholders") shall cause the certificate(s) representing such shares to be surrendered to Talon Automotive Group, Inc. ("TAG"). Upon the surrender of such certificate(s), TAG shall exchange the same for .791 Shares of TAG Class A stock and shall thereupon cause new certificates representing such TAG Class A Shares to be executed and delivered to the VS Class A Shareholders in accordance with the terms of this Article III.

              (b) On the Effective Date, the holders of the outstanding shares of the capital stock of VS Class B Common Stock (the "VS Class B Shareholders") shall cause the certificate(s) representing such shares to be surrendered to TAG. Upon the surrender of such certificate(s), TAG shall exchange the same for .791 Shares of TAG Class B Shares and shall thereupon cause new certificates representing such TAG Class B Shares to be executed and delivered to the VS Class B Shareholders.

              (c) Upon the surrender of all shares of VS Class A Common Stock and VS Class B Common Stock to TAG by the VS Class A Shareholders and the VS Class B Shareholders, TAG shall submit the same to VS Holdings Inc. which shall, on the effective date, reissue new certificates representing such stock to TAG.



SEAL APPEARS ONLY ON ORIGINAL

3.     (Complete for any foreign corporation only)

       This share exchange is permitted by the laws of the state of
                                                                    -----------
       the jurisdiction under which *
                                    -----------------------------
                                    (name of foreign corporation)

       is organized and the plan of share exchange was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

4. (Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt by the administrator.)


       The share exchange shall be effective at 10:04 a.m. Eastern Daylight Savings Time on the * 28th day of * April, 1998.
                           ------        -------     -

5.     (Complete applicable section for each constituent corporation)

   a. The plan of share exchange has been adopted by the Board of Directors of the following corporations in accordance with Section 702 of the Act:

       VS Holdings Inc.
       Talon Automotive Group, Inc.

   b. The plan of share exchange was approved by the shareholders of the following constituent corporations in accordance with Section 703a.

       VS Holdings Inc.
       Talon Automotive Group, Inc.

6. The plan of share exchange will be furnished by the acquiring corporation, on request and without cost, to any shareholder of any constituent corporation.


                              Signed this *     day of April           , 1998
                                          ------       ----------------     --

                              *               VS Holdings Inc.
                              ---------------------------------------------
                                           (Name of Corporation)

                              By: David J. Woodward
                                 ---------------------------------------------
                                 (Only Signature of: President, Vice-President,
                                        Chairperson or Vice-Chairperson)

                                   David J. Woodward, Vice President



                              Signed this *     day of April           , 1998
                                          ------       ----------------     --

                              *         Talon Automotive Group, Inc.
                              ---------------------------------------------
                                           (Name of Corporation)

                              By: David J. Woodward
                                 ---------------------------------------------
                                 (Only Signature of: President, Vice-President,
                                        Chairperson or Vice-Chairperson)

                                   David J. Woodward, Vice President

SEAL APPEARS ONLY ON ORIGINAL

       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

     Date Received                               (FOR BUREAU USE ONLY)

                          988B#3465 0407 ORG&FI $62.50

      APR 24 1998                                         FILED

Name    Linda M. Bierl, Legal Asst.                    APR 24 1998
           Timmis & Inman L.L.P.                      Administrator
Address                               MI DEPT OF CONSUMER & INDUSTRY SERVICES
           300 Talon Centre                   CORPORATION, SECURITIES & LAND
                                                     DEVELOPMENT BUREAU
City       State         Zip
Detroit      MI         48207         EFFECTIVE DATE: 4-28-98

Document will be returned to the name and address you enter above

                          CERTIFICATE OF SHARE EXCHANGE
       FOR USE BY DOMESTIC PROFIT OR FOREIGN ACQUIRING PROFIT CORPORATIONS
            (Please read information and instructions on last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), the undersigned corporation executes the following Certificate:

1. a. The name of each corporation whose shares will be acquired and its identification number is:

      Veltri Holdings USA, Inc.                        629-575
      ----------------------------------               -----------------
      *
      ----------------------------------               -----------------

   b. The name of the acquiring corporation and its identification number is:

      Talon Automotive Group, Inc.                     500-580
      -----------------------------------------        -----------------

2. The manner and basis of exchanging the shares to be acquired as set forth in the plan of exchange:

               (a) On the Effective Date, the holders of the outstanding shares of the Common stock of Veltri Holdings USA, Inc. stock (the "Veltri Shareholders") shall cause the certificate(s) representing such shares to be surrendered to Talon Automotive Group, Inc. ("TAG"). Upon the surrender of such certificate(s), TAG shall exchange the same for .001 TAG Class A Shares only and shall thereupon cause new certificates representing such TAG Class A Shares to be executed and delivered to the Veltri Shareholders.

               (b) Upon the surrender of all shares of Veltri Common Stock to TAG by the Veltri Shareholders, TAG shall submit the same to Veltri which shall, on the effective date, reissue new certificates representing such stock to TAG.

SEAL APPEARS ONLY ON ORIGINAL

3.     (Complete for any foreign corporation only)

       This share exchange is permitted by the laws of the state of Indiana
                                                                    -------
       the jurisdiction under which   Veltri Holdings USA, Inc.
                                    -----------------------------
                                    (name of foreign corporation)

       is organized and the plan of share exchange was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

4. (Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt by the administrator.)
                                     at 10:03 a.m. Eastern Daylight Savings Time

       The share exchange shall be effective/on the * 28th day of April, 1998.
                                                    ------        -----     -

5.     (Complete applicable section for each constituent corporation)

   a. The plan of share exchange has been adopted by the Board of Directors of the following corporations in accordance with Section 702 of the Act:

       Talon Automotive Group, Inc.

   b. The plan of share exchange was approved by the shareholders of the following constituent corporations in accordance with Section 703a.

       Talon Automotive Group, Inc.

6. The plan of share exchange will be furnished by the acquiring corporation, on request and without cost, to any shareholder of any constituent corporation.


                              Signed this *23rd   day of April           , 1998
                                          -----          ----------------    --

                              *          Veltri Holdings USA, Inc.
                              ---------------------------------------------
                                           (Name of Corporation)

                              By: David J. Woodward
                                 ---------------------------------------------
                                 (Only Signature of: President, Vice-President,
                                        Chairperson or Vice-Chairperson)

                                   David J. Woodward, Vice President



                              Signed this *23rd   day of April           , 1998
                                          ------         ----------------     --

                              *         Talon Automotive Group, Inc.
                              ---------------------------------------------
                                           (Name of Corporation)

                              By: David J. Woodward
                                 ---------------------------------------------
                                 (Only Signature of: President, Vice-President,
                                        Chairperson or Vice-Chairperson)

                                   David J. Woodward, Vice President

SEAL APPEARS ONLY ON ORIGINAL